UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2011

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 4, 2010, First Federal Bancshares of Arkansas, Inc. (the “Company”), received a letter (the “Notification Letter”) from The NASDAQ Stock Market (“NASDAQ”) notifying the Company that it no longer meets NASDAQ’s continued listing requirement concerning the minimum number of publicly-held shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), under Listing Rule 5450(b)(1)(B) (the “Publicly Held Share Rule”).  The Notification Letter states that the minimum number of publicly-held shares of Common Stock has dropped below the minimum 750,000 shares required under the Publicly Held Share Rule and that the Company is therefore not in compliance with the Publicly Held Share Rule.

The Company anticipated receiving the Notification Letter after effecting the Reverse Split (described below) on May 3, 2011. The Notification Letter has no effect at this time on the listing of the Company’s Common Stock on the Nasdaq Global Market, and the Company’s Common Stock will continue to trade on the Nasdaq Global Market under the symbol “FFBH.”

The Notification Letter states that the Company is afforded 45 calendar days, or until June 20, 2011, to submit a plan to regain compliance.  If the Company’s plan to regain compliance is accepted by NASDAQ, NASDAQ can grant an extension of up to 180 calendar days, or until October 31, 2011, to regain compliance with the Publicly Held Share Rule.

On May 3, 2011, pursuant to the terms of the Investment Agreement, as amended, dated as of January 27, 2011 (the “Investment Agreement”) with its wholly-owned subsidiary, First Federal Bank, and Bear State Financial Holdings, LLC (“Bear State”), which sets forth the terms and conditions of the Company’s recapitalization plan, the Company amended its Articles of Incorporation to effect a 1-for-5 reverse split (the “Reverse Split”) of the Company’s issued and outstanding shares of Common Stock.  By virtue of the Reverse Split, the total outstanding shares of Common Stock decreased from 4,846,785 to approximately 969,357 shares outstanding.  The impact of the Reverse Split was to reduce the total number of publicly-held shares of Common Stock below the minimum number of publicly-held shares required under the Publicly Held Share Rule, after excluding shares of Common Stock held by officers, directors, or beneficial owners of 10% or more.

As promptly as practical, the Company intends, pursuant to the terms of the Investment Agreement, to issue up to 2,908,071 shares of its Common Stock through a rights offering (the “Rights Offering”), pursuant to which stockholders who hold shares of the Company’s Common Stock on March 23, 2011, after giving effect to the Reverse Split, will receive the right to purchase three (3) post-Reverse Split shares of the Company’s Common Stock for each one (1) post-Reverse Split share held by such stockholder at $3.00 per share (or $0.60 per share pre-Reverse Split).  If upon the closing of the Rights Offering any of the 2,908,071 shares remain unsold, such remaining shares will be sold to Bear State at a purchase price of $3.00 per share (or $0.60 per share pre-Reverse Split) in a private placement, subject to an overall limitation on Bear State’s ownership of 94.90% of our Common Stock.

The Company anticipates that the closing of the above referenced Rights Offering will result in the Company regaining compliance with the Publicly Held Share Rule.  The Company anticipates that the Rights Offering will close prior to June 20, 2011.

Cautionary Statement

A registration statement for the shares to be issued in the Rights Offering has been filed with the Securities and Exchange Commission but has yet to be declared effective. These shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute a solicitation of an offer to buy, nor shall there be any sale of these shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction. Any offer of these shares will be made solely by means of the prospectus included in the registration statement and any prospectus supplement that may be issued with respect to such offering.

Forward-Looking Statements

This Form 8-K may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 and are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements related to the Company’s ability to regain compliance with the Publicly Held Share Rule, obtain a 180 day extension from NASDAQ and the timing and potential implementation of the Rights Offering. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.  Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management.  The Company’s actual results may differ materially from those contemplated by the forward-looking statements.  The Company cautions you therefore against relying on any of these forward-looking statements.  These statements are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks and factors detailed in reports and other filings filed by the Company with the Securities and Exchange Commission, including the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 16, 2011, and the Company’s Registration Statement on Form S-1, as amended, filed on April 6, 2011.

Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

	By:	/s/ Larry J. Brandt
	Name:	Larry J. Brandt
	Title:	Chief Executive Officer

Date: May 6, 2011